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                                                                    EXHIBIT 23.3

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors                                         November 22, 1996
FKM Advertising Co., Inc.

     We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                            McGrail Merkel Quinn & Associates